UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22380

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2016

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund (EXD)

Annual Report

December 31, 2016

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Managed Distribution Plan. Pursuant to an exemptive order issued by the Securities and Exchange Commission (Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes quarterly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund currently distributes quarterly cash distributions equal to $0.290 per share in accordance with the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report December 31, 2016

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	4

Fund Profile	4

Endnotes and Additional Disclosures	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	18

Federal Tax Information	19

Notice to Shareholders	20

Dividend Reinvestment Plan	21

Management and Organization	23

Important Notices	26

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2016

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the period opened on January 1, 2016, Treasurys, along with municipal bonds, were several months into a rally that would continue for much of the period. The municipal rally accelerated in January 2016 as U.S. equities experienced what was widely reported as their worst-ever start to a new year. Plummeting oil prices and slowing economic growth in China helped drive a global “flight to quality,” with investors fleeing asset classes regarded as risky for the perceived safety of U.S. Treasurys and municipal bonds. Falling government interest rates around the world, driven by actions such as quantitative easing in Japan and the European Union, put many sovereign rates into negative territory and made Treasurys look attractive by comparison.

Great Britain’s June 2016 vote to leave the European Union, ongoing Federal Reserve Board (the Fed) caution, and mixed U.S. economic reports continued to fuel the municipal rally in the summer of 2016. Even the Commonwealth of Puerto Rico’s July 1, 2016 default on over $1 billion in municipal bond and debt service payments — its second default in 2016 and its largest to date — failed to put a dent in the municipal rally, as the market had expected the defaults for some time.

In early fall, however, remarks by the European Central Bank, the Bank of Japan and the Fed seemed to indicate that rates might begin to rise sooner than markets had anticipated. As a result, municipal rates crept upward in September and October of 2016. In November 2016, Donald Trump’s surprise win in the U.S. presidential election precipitated one of the largest municipal market declines in at least two decades. Rates rose and prices fell as markets anticipated that decreasing regulation and lower tax rates under a Trump administration could lead to higher economic growth and inflation.

In December 2016, the Fed announced its only rate hike of 2016, a move that was widely anticipated by investors. Despite the hike, municipal bonds rallied modestly in December 2016, making back some of the losses they had suffered the previous month. In general, municipal market returns were virtually flat for the one-year period, with coupon yields and price appreciation earlier in the fiscal year balanced by price declines from September through November of 2016.

Fund Performance

For the fiscal year ended December 31, 2016, Eaton Vance Tax-Advantaged Bond and Option Strategies Fund (the Fund) had a total return of -2.01% at net asset value (NAV), underperforming the -0.39% return of the Fund’s benchmark, the Bloomberg Barclays 5 Year Municipal Bond Index (the Index).2

The Fund combines two complementary, uncorrelated strategies: a short-duration,6 high credit quality Bond Strategy and a rules-based Option Overlay Strategy. Both strategies are designed to provide tax-advantaged current income and capital gains. During the 12-month period, the Option Overlay Strategy was the primary driver of the Fund’s underperformance versus the Index, while the Bond Strategy outperformed the Index and thus helped overall Fund performance relative to the Index.

During the one-year period, the Bond Strategy was invested mainly in municipal bonds rated AAA and AA5 and maintained an overall portfolio duration between 3 and 4.5 years. The primary driver of the Bond Strategy’s outperformance was crossover trading between tax-exempt municipal bonds and taxable municipals and U.S. Treasurys. In the first quarter of 2016, when management believed tax-exempt municipals had become overvalued, the Fund sold some tax-exempt municipals and increased its allocation to taxable municipals and Treasurys. Later, in June and July and again in the fourth quarter of 2016, the Fund reversed the trades and sold some taxable municipals and Treasurys to buy tax-exempt municipals. As taxable municipals and Treasurys had outperformed the tax-exempt Index during the holding period, the crossover trades helped Fund performance versus the Index.

An overweight in shorter-maturity bonds, relative to the Index, contributed to the Bond Strategy’s performance versus the Index as well. Whereas the Index was composed entirely of bonds with four to six years remaining to maturity, the Bond Strategy had a significant weighting (48% of the strategy on average) in bonds with maturities shorter than four years, an area of the yield curve that outperformed the longer dated holdings in the Index. Relative performance was also aided by actively trading securities to take advantage of inefficiencies within the municipal market.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2016

Management’s Discussion of Fund Performance — continued

In contrast, the Bond Strategy’s overweight in higher-quality AAA-rated bonds, relative to the Index, detracted from performance versus the Index as lower-quality bonds outperformed higher-rated issues during the period.

In addition, the Bond Strategy’s holdings in bonds with more than six years remaining to maturity, which were not represented in the Index, detracted modestly from performance as the shorter-maturity bonds in the Index outperformed longer-maturity issues.

The Fund’s Option Overlay Strategy employs a systematic, rules-based approach designed to capitalize on the general imbalance of natural buyers of stock index options over natural sellers of such options, while also attempting to limit the Fund’s maximum option loss potential. As a result of this imbalance, the returns generated by the Fund’s Option Overlay Strategy are intended to be generally uncorrelated with those of the S&P 500 Index. This strategy tends to perform well in range bound, flat, and moderately up or down equity markets, but underperform in strongly directional markets, either up or down.

For the period as a whole, the Option Overlay Strategy delivered a negative return and underperformed the Fund’s benchmark, due largely to strongly directional, short-term movements of the S&P 500 Index. The first quarter of 2016, which was widely reported as the worst-ever start to a new year for U.S. equities, was particularly bad for the strategy. The S&P 500 declined over 10% from the beginning of the year to mid-February, and the Fund’s put spread options hurt Fund performance. Subsequently, the S&P 500 rallied back more than 12% by the end of March, leading the Fund’s call spread options to deliver negative performance. Following the first quarter, the Option Overlay Strategy delivered positive performance for much of the remainder of 2016, except during sharp rallies in the S&P 500 Index during July and the November — December period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2016

Performance2

Portfolio Managers Ken Everding, Ph.D. and Jonathan Orseck, each of Parametric Portfolio Associates, LLC; James H. Evans, CFA, Brian C. Barney, CFA and Devin J. Cooch, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Since Inception
Fund at NAV	06/29/2010	–2.01%	2.48%	3.63%
Fund at Market Price	—	–0.88	2.23	1.76
Bloomberg Barclays 5 Year Municipal Bond Index	—	–0.39%	1.79%	2.60%

% Premium/Discount to NAV[3]
				–11.21%

Distributions[4]
Total Distributions per share for the period				$1.160
Distribution Rate at NAV				9.09%
Distribution Rate at Market Price				10.24%

Fund Profile

Credit Quality (% of bond holdings)5

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2016

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays 5 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 4-6 years. Prior to August 24, 2016, Bloomberg Barclays 5 Year Municipal Bond Index was named Barclays 5 Year Municipal Bond Index. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[3]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[4]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com.

The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. In recent years, a significant portion of the Fund’s distributions has been characterized as a return of capital. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[5]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

[6]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

   Important Notice to Shareholders

Effective October 31, 2016, Parametric Portfolio Associates LLC (“Parametric”) assumed the sub-advisory duties for the Fund that were previously performed by Parametric’s wholly-owned subsidiary Parametric Risk Advisors, LLC (“PRA”). PRA ceased operating as a legal entity separate from Parametric. The terms of the Fund’s sub-advisory services have not changed and the Parametric employees sub-advising the Fund remain the same.

5

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2016

Portfolio of Investments

Tax-Exempt Municipal Securities — 96.7%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 1.1%
Vermont Municipal Bond Bank, 5.00%, 12/1/19	$705	$775,176
Vermont Municipal Bond Bank, 5.00%, 12/1/22	535	624,088

		$1,399,264

Education — 4.9%
Massachusetts Development Finance Agency, (Harvard University), 5.00%, 10/15/20	$2,000	$2,250,560
University of North Texas, 5.00%, 4/15/17	305	308,642
University of North Texas, 5.00%, 4/15/18	290	304,366
University of North Texas, 5.00%, 4/15/21	300	339,297
University of Texas, 5.00%, 8/15/23	265	313,180
Virginia College Building Authority, 3.00%, 9/1/26	2,500	2,587,100

		$6,103,145

Electric Utilities — 5.2%
California Department of Water Resources, Power Supply Revenue, 5.00%, 5/1/22	$5,000	$5,791,200
San Antonio, TX, Electric and Gas Systems Revenue, 5.00%, 2/1/22	600	688,890

		$6,480,090

Escrowed / Prerefunded — 7.0%
Honolulu City and County, HI, Wastewater System Revenue, Prerefunded to 7/1/19, 5.00%, 7/1/22	$2,985	$3,247,620
Maryland, Prerefunded to 8/1/19, 5.00%, 8/1/20	5,000	5,451,500

		$8,699,120

General Obligations — 51.7%
Acalanes Union High School District, CA, 5.00%, 8/1/21	$1,000	$1,143,390
Arkansas, 5.00%, 6/15/21	5,000	5,686,600
Beaufort County School District, SC, 5.00%, 3/1/19(1)	5,370	5,788,054
California, 5.00%, 9/1/23	1,500	1,767,315
Denton Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/23	3,310	2,821,378
Florida Board of Education, Full Faith and Credit, Capital Outlay, 5.00%, 6/1/17	2,010	2,045,316
Florida Board of Education, Full Faith and Credit, Capital Outlay, 5.00%, 6/1/22	3,050	3,361,192
Florida Board of Public Education, 5.00%, 6/1/22	650	754,117
Georgia, 5.00%, 7/1/17	600	612,468
Georgia, 5.00%, 7/1/19	3,070	3,346,454
Holden, MA, 5.00%, 6/15/20	195	217,534

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Holden, MA, 5.00%, 6/15/21	$875	$998,611
Irving, TX, 4.00%, 9/15/26	1,190	1,337,596
Liberty Hill Independent School District, TX, (PSF Guaranteed), 0.00%, 8/1/21	315	286,111
Maryland, 5.00%, 3/1/22	2,000	2,316,900
Massachusetts, 5.00%, 7/1/23	2,000	2,352,180
Mississippi, 5.00%, 10/1/25	1,735	2,093,711
Montgomery County, MD, 5.00%, 11/1/26	2,000	2,404,440
North Carolina, 5.00%, 6/1/24	4,000	4,812,080
Northwest Independent School District, TX, (PSF Guaranteed), 0.00%, 2/15/18	1,445	1,424,163
Pennsylvania Economic Development Financing Authority, (Unemployment Compensation Revenue), 5.00%, 1/1/20	875	948,596
Richardson, TX, 5.00%, 2/15/18	2,890	3,017,478
Rose Tree Media School District, PA, 3.00%, 2/1/20	500	518,665
Texas Public Finance Authority, 5.00%, 10/1/20	2,500	2,804,425
Utah, Series 2011A, 5.00%, 7/1/19	3,300	3,597,990
Victor Valley Union High School District, CA, (Election of 2008), Prerefunded to 8/1/23, 0.00%, 8/1/48	8,310	1,680,199
Washington, 5.00%, 8/1/22	2,000	2,316,460
Wisconsin, 5.00%, 5/1/20	2,255	2,505,395
Wisconsin, 5.00%, 5/1/21	1,040	1,182,085

		$64,140,903

Hospital — 6.3%
Allen County, Hospital Facilities, OH, (Catholic Health Partners), 5.00%, 9/1/20(1)	$6,500	$7,177,430
Middlesex County, NJ, 2.00%, 6/1/21	630	635,191

		$7,812,621

Insured – General Obligations — 0.6%
Coast Community College District, CA, (Election of 2002), (AGM), 0.00%, 8/1/25	$1,000	$771,900

		$771,900

Lease Revenue / Certificates of Participation — 4.5%
California Public Works Board, 5.00%, 9/1/20	$4,470	$4,990,129
Orange County, FL, School Board, 5.00%, 8/1/19	500	543,440

		$5,533,569

Other Revenue — 0.9%
New York City Trust for Cultural Resources, NY, (Museum of Modern Art), 4.00%, 2/1/23	$1,000	$1,114,040

		$1,114,040

6	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation — 8.5%
New York State Thruway Authority, 5.00%, 4/1/18(1)	$10,000	$10,494,100

		$10,494,100

Water and Sewer — 6.0%
Charlotte, NC, Water and Sewer Revenue, 5.00%, 7/1/22	$1,810	$2,108,578
Metropolitan Water District of Southern California, 1.10%, 3/27/18 (Put Date), 7/1/36(2)	3,750	3,753,187
Seattle, WA, Solid Waste Revenue, 5.00%, 8/1/21	1,415	1,616,653

		$7,478,418

Total Tax-Exempt Municipal Securities — 96.7% (identified cost $118,977,977)		$120,027,170

Taxable Municipal Securities — 2.4%

Security	Principal Amount (000’s omitted)	Value

Education — 1.3%
University of North Carolina at Chapel Hill, 2.098%, 12/1/19	$1,135	$1,148,075
University of North Carolina at Chapel Hill, 2.355%, 12/1/20	500	505,490

		$1,653,565

General Obligations — 1.1%
Olentangy, Local School District, OH, Series A, 5.00%, 12/1/19	$1,200	$1,312,236

		$1,312,236

Total Taxable Municipal Securities — 2.4% (identified cost $2,938,820)		$2,965,801

Call Options Purchased — 0.0%(3)

Exchange-Traded Options — 0.0%(3)

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index	94	$2,350	1/3/17	$705
S&P 500 Index	95	2,355	1/4/17	1,662
S&P 500 Index	83	2,400	1/6/17	1,038
S&P 500 Index	89	2,410	1/9/17	1,557
S&P 500 Index	89	2,420	1/11/17	1,558
S&P 500 Index	89	2,415	1/13/17	1,335
S&P 500 Index	89	2,415	1/17/17	1,780
S&P 500 Index	90	2,420	1/18/17	1,800

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index	88	$2,410	1/20/17	$1,540
S&P 500 Index	88	2,420	1/23/17	1,760
S&P 500 Index	89	2,415	1/25/17	2,225
S&P 500 Index	88	2,405	1/27/17	2,761

Total Call Options Purchased (identified cost $41,492)				$19,721

Put Options Purchased — 0.1%

Exchange-Traded Options — 0.1%

Description	Number of Contracts	Strike Price	Expiration Date	Value
S&P 500 Index	94	$2,010	1/3/17	$2,585
S&P 500 Index	95	2,025	1/4/17	3,325
S&P 500 Index	83	2,060	1/6/17	4,565
S&P 500 Index	89	2,065	1/9/17	6,008
S&P 500 Index	89	2,075	1/11/17	8,455
S&P 500 Index	89	2,070	1/13/17	11,348
S&P 500 Index	89	2,075	1/17/17	14,017
S&P 500 Index	90	2,080	1/18/17	16,875
S&P 500 Index	88	2,075	1/20/17	18,260
S&P 500 Index	88	2,085	1/23/17	25,960
S&P 500 Index	89	2,065	1/25/17	25,810
S&P 500 Index	88	2,035	1/27/17	22,121

Total Put Options Purchased (identified cost $191,999)				$159,329

Short-Term Investments — 0.6%

Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.81%(4)	773,790	$773,868

Total Short-Term Investments — 0.6% (identified cost $773,945)		$773,868

Total Investments — 99.8% (identified cost $122,924,233)		$123,945,889

Call Options Written — (0.3)%

Exchange-Traded Options — (0.3)%

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index	94	$2,240	1/3/17	$(64,860)
S&P 500 Index	95	2,245	1/4/17	(62,225)
S&P 500 Index	83	2,290	1/6/17	(4,357)

7	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2016

Portfolio of Investments — continued

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index	89	$2,300	1/9/17	$(4,895)
S&P 500 Index	89	2,310	1/11/17	(4,895)
S&P 500 Index	89	2,305	1/13/17	(10,013)
S&P 500 Index	89	2,305	1/17/17	(14,685)
S&P 500 Index	90	2,310	1/18/17	(14,400)
S&P 500 Index	88	2,300	1/20/17	(27,720)
S&P 500 Index	88	2,310	1/23/17	(21,780)
S&P 500 Index	89	2,305	1/25/17	(32,930)
S&P 500 Index	88	2,295	1/27/17	(64,559)

Total Call Options Written — (0.3)% (premiums received $810,945)				$(327,319)

Put Options Written — (0.5)%

Exchange-Traded Options — (0.5)%

Description	Number of Contracts	Strike Price	Expiration Date	Value
S&P 500 Index	94	$2,120	1/3/17	$(4,230)
S&P 500 Index	95	2,135	1/4/17	(5,700)
S&P 500 Index	83	2,170	1/6/17	(12,450)
S&P 500 Index	89	2,175	1/9/17	(21,805)
S&P 500 Index	89	2,185	1/11/17	(41,830)
S&P 500 Index	89	2,180	1/13/17	(52,065)
S&P 500 Index	89	2,185	1/17/17	(68,975)
S&P 500 Index	90	2,190	1/18/17	(83,700)
S&P 500 Index	88	2,185	1/20/17	(85,360)
S&P 500 Index	88	2,195	1/23/17	(113,520)
S&P 500 Index	89	2,175	1/25/17	(97,455)
S&P 500 Index	88	2,145	1/27/17	(72,039)

Total Put Options Written — (0.5)% (premiums received $715,409)				$(659,129)

Other Assets, Less Liabilities — 1.0%				$1,242,227

Net Assets — 100.0%				$124,201,668

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At December 31, 2016, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

California	16.0%
Texas	11.0%
Others, representing less than 10% individually	72.1%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at December 31, 2016, 0.6% of total investments are backed by bond insurance of a financial guaranty assurance agency.

(1)	Security (or a portion thereof) has been pledged as collateral for written option contracts.

(2)	Variable rate security. The stated interest rate represents the rate in effect at December 31, 2016.

(3)	Amount is less than 0.05%.

(4)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2016.

Abbreviations:

AGM	–	Assured Guaranty Municipal Corp.
PSF	–	Permanent School Fund

8	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2016

Statement of Assets and Liabilities

Assets	December 31, 2016
Unaffiliated investments, at value (identified cost, $122,150,288)	$123,172,021
Affiliated investment, at value (identified cost, $773,945)	773,868
Cash	9
Interest receivable	1,404,725
Dividends receivable from affiliated investment	1,624
Receivable for premiums on written options	136,597
Total assets	$125,488,844

Liabilities
Written options outstanding, at value (premiums received, $1,526,354)	$986,448
Payable for investments purchased	24,883
Payable for closed written options	36,049
Payable to affiliates:
Investment adviser and administration fee	132,917
Trustees’ fees	1,865
Accrued expenses	105,014
Total liabilities	$1,287,176
Net Assets	$124,201,668

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized	$97,316
Additional paid-in capital	125,659,991
Accumulated net realized loss	(3,117,201)
Net unrealized appreciation	1,561,562
Net Assets	$124,201,668

Common Shares Outstanding	9,731,586

Net Asset Value
Net assets ÷ common shares issued and outstanding	$12.76

9	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2016

Statement of Operations

Investment Income	Year Ended December 31, 2016
Interest	$2,713,045
Interest allocated from/dividends from affiliated investment	27,325
Expenses allocated from affiliated investment	(567)
Total investment income	$2,739,803

Expenses
Investment adviser and administration fee	$1,663,010
Trustees’ fees and expenses	7,433
Custodian fee	101,931
Transfer and dividend disbursing agent fees	18,177
Legal and accounting services	56,658
Printing and postage	32,758
Miscellaneous	32,259
Total expenses	$1,912,226

Net investment income	$827,577

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(4,606,990)
Investment transactions in/allocated from affiliated investment	1,416
Written options	3,265,389
Net realized loss	$(1,340,185)
Change in unrealized appreciation (depreciation) —
Investments	$(2,709,027)
Investments — affiliated investment	(77)
Written options	(614,232)
Net change in unrealized appreciation (depreciation)	$(3,323,336)

Net realized and unrealized loss	$(4,663,521)

Net decrease in net assets from operations	$(3,835,944)

10	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2016

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$827,577	$933,602
Net realized gain (loss) from investment transactions and written options	(1,340,185)	11,223,068
Net change in unrealized appreciation (depreciation) from investments and written options	(3,323,336)	(363,366)
Net increase (decrease) in net assets from operations	$(3,835,944)	$11,793,304
Distributions to common shareholders —
From net investment income	$(1,419,667)	$(933,173)
From net realized gain	(364,439)	(2,483,159)
Tax return of capital	(9,504,534)	(8,173,038)
Total distributions to common shareholders	$(11,288,640)	$(11,589,370)
Capital share transactions —
Cost of shares repurchased (see Note 5)	$—	$(8,512,403)
Net decrease in net assets from capital share transactions	$—	$(8,512,403)

Net decrease in net assets	$(15,124,584)	$(8,308,469)

Net Assets
At beginning of year	$139,326,252	$147,634,721
At end of year	$124,201,668	$139,326,252

11	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2016

Financial Highlights

	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$14.320	$14.200	$15.300	$18.290	$18.430

Income (Loss) From Operations
Net investment income(1)	$0.085	$0.093	$0.088	$0.073	$0.038
Net realized and unrealized gain (loss)	(0.485)	1.065	0.184	(1.363)	1.522

Total income (loss) from operations	$(0.400)	$1.158	$0.272	$(1.290)	$1.560

Less Distributions
From net investment income	$(0.146)	$(0.093)	$(0.088)	$(0.074)	$(0.037)
From net realized gain	(0.037)	(0.249)	—	—	(1.525)
Tax return of capital	(0.977)	(0.818)	(1.312)	(1.626)	(0.138)

Total distributions	$(1.160)	$(1.160)	$(1.400)	$(1.700)	$(1.700)

Anti-dilutive effect of share repurchase program (see Note 5)(1)	$—	$0.122	$0.028	$—	$—

Net asset value — End of year	$12.760	$14.320	$14.200	$15.300	$18.290

Market value — End of year	$11.330	$12.570	$12.690	$14.200	$17.670

Total Investment Return on Net Asset Value(2)	(2.01)%	10.36%	2.67%	(6.81)%	9.23%

Total Investment Return on Market Value(2)	(0.88)%	8.40%	(1.14)%	(10.47)%	17.45%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$124,202	$139,326	$147,635	$161,671	$193,069
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.44%	1.43%	1.42%	1.43%	1.42%
Net investment income	0.62%	0.64%	0.58%	0.44%	0.21%
Portfolio Turnover	46%	35%	52%	51%	14%

(1)	Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s investment objective is to provide tax-advantaged current income and gains.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Exchange-traded options (other than FLexible EXchange traded options) are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options and FLexible EXchange traded options traded at the Chicago Board Options Exchange are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service. Prior to Cash Reserves Fund’s issuance of units in October 2016, the value of the Fund’s investment in Cash Reserves Fund reflected the Fund’s proportionate interest in its net assets and the Fund recorded its pro-rata share of Cash Reserves Fund’s income, expenses and realized gain or loss.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of December 31, 2016, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

13

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2016

Notes to Financial Statements — continued

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

I  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

2  Distributions to Shareholders and Income Tax Information

Subject to its Managed Distribution Plan, the Fund intends to make quarterly distributions from its net investment income, net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) and other sources. The Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component.

The tax character of distributions declared for the years ended December 31, 2016 and December 31, 2015 was as follows:

	Year Ended December 31,
	2016	2015

Distributions declared from:
Tax-exempt income	$657,194	$780,243
Ordinary income	$762,473	$152,930
Long-term capital gains	$364,439	$2,483,159
Tax return of capital	$9,504,534	$8,173,038

14

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2016

Notes to Financial Statements — continued

During the year ended December 31, 2016, accumulated net realized loss was increased by $592,090 and accumulated distributions in excess of net investment income was decreased by $592,090 due to differences between book and tax accounting, primarily for premium amortization, accretion of market discount and dividend redesignations. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Post October capital losses	$(2,636,748)
Net unrealized appreciation	$1,081,109

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, option contracts, investments in partnerships, premium amortization and accretion of market discount.

At December 31, 2016, the Fund had a net capital loss of $2,636,748 attributable to security transactions incurred after October 31, 2016 that it has elected to defer. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2017.

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2016, as determined on a federal income tax basis, were as follows:

Aggregate cost	$122,685,730

Gross unrealized appreciation	$1,727,614
Gross unrealized depreciation	(646,505)

Net unrealized appreciation	$1,081,109

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for management, investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 1.25% of the Fund’s average daily net assets up to and including $1.5 billion and at reduced rates on daily net assets over $1.5 billion, and is payable monthly. For the year ended December 31, 2016, the investment adviser and administration fee amounted to $1,663,010 or 1.25% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. Pursuant to a sub-advisory agreement, EVM has delegated a portion of the investment management to Parametric Portfolio Associates LLC (Parametric), a majority-owned subsidiary of Eaton Vance Corp. EVM pays Parametric a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2016, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, for the year ended December 31, 2016 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$48,930,062	$58,978,871
U.S. Government and Agency Securities	11,148,194	11,480,538

	$60,078,256	$70,459,409

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the years ended December 31, 2016 and December 31, 2015.

15

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2016

Notes to Financial Statements — continued

On November 11, 2013, the Board of Trustees of the Fund authorized the repurchase by the Fund of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the year ended December 31, 2016. During the year ended December 31, 2015, the Fund repurchased 665,200 of its common shares under the share repurchase program at a cost, including brokerage commissions, of $8,512,403 and an average price per share of $12.80. The weighted average discount per share to NAV on these repurchases amounted to 12.62% for the year ended December 31, 2015.

6  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 2016 is included in the Portfolio of Investments. At December 31, 2016, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

Written options activity for the year ended December 31, 2016 was as follows:

	Number of Contracts	Premiums Received

Outstanding, beginning of year	2,704	$2,583,766
Options written	31,948	27,324,129
Options terminated in closing purchase transactions	(6,586)	(6,496,168)
Options expired	(25,924)	(21,885,373)

Outstanding, end of year	2,142	$1,526,354

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund enters into a series of S&P 500 written call and put option spread transactions to enhance return while limiting its maximum option loss potential. A written call option spread on a stock index consists of selling call options on the index and buying an equal number of call options on the same index and with the same expiration, but with a higher exercise price. A written put option spread on a stock index consists of selling put options on an index and buying an equal number of put options on the same index and with the same expiration, but with a lower exercise price. Any net premiums received are reduced by the premiums paid on the purchased options. The risk of loss if written options expire in the money is limited to the difference in exercise price of the written and purchased option positions. The Fund’s use of option spreads rather than stand alone options, staggering roll dates across the option position portfolio, and utilizing exchange-traded options guaranteed by the Options Clearing Corporation, a market clearinghouse, serve to mitigate risk in its option strategy.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at December 31, 2016 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(2)

Purchased options	$179,050	$—
Written options	—	(986,448)

Total	$179,050	$(986,448)

(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.

(2)	Statement of Assets and Liabilities location: Written options outstanding, at value.

16

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2016

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2016 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Purchased options	$(5,410,276)	$276,389
Written options	3,265,389	(614,232)

Total	$(2,144,887)	$(337,843)

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions and Written options, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments and Written options, respectively.

The average number of purchased options contracts outstanding during the year ended December 31, 2016, which is indicative of the volume of this derivative type, was 2,478 contracts.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2016, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$120,027,170	$—	$120,027,170
Taxable Municipal Securities	—	2,965,801	—	2,965,801
Call Options Purchased	19,721	—	—	19,721
Put Options Purchased	159,329	—	—	159,329
Short-Term Investments	—	773,868	—	773,868

Total Investments	$179,050	$123,766,839	$—	$123,945,889

Liability Description

Call Options Written	$(327,319)	$—	$—	$(327,319)
Put Options Written	(659,129)	—	—	(659,129)

Total	$(986,448)	$—	$—	$(986,448)

The Fund held no investments or other financial instruments as of December 31, 2015 whose fair value was determined using Level 3 inputs. At December 31, 2016, there were no investments transferred between Level 1 and Level 2 during the year then ended.

17

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Tax-Advantaged Bond and Option Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Advantaged Bond and Option Strategies Fund (the “Fund”), including the portfolio of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Advantaged Bond and Option Strategies Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 17, 2017

18

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2016

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2017 showed the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of exempt-interest dividends and capital gains dividends.

Exempt-Interest Dividends.  For the fiscal year ended December 31, 2016, the Fund designates $657,194 of dividends from net investment income as an exempt-interest dividend.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2016, $364,439 or, if subsequently determined to be different, the net capital gain of such year.

19

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2016

Notice to Shareholders (Unaudited)

The Fund has modified its bond strategy to provide that its municipal securities will normally consist of securities rated in the three highest rating categories (those rated A or higher by Standard & Poor’s Ratings Services (“S&P”), Fitch Ratings (“Fitch”) or Moody’s Investors Service, Inc. (“Moody’s”)) or, if unrated, determined by the adviser to be of comparable quality at the time of purchase. The Fund will not invest more than 50% of its net assets in municipal obligations rated A at the time of purchase or, if unrated, determined by the adviser to be of comparable quality. For purposes of these rating restrictions, if securities are rated differently by two or more rating agencies, the highest rating is used. Previously, the Fund’s municipal securities investments consisted primarily of securities that, at time of purchase, were rated in the two highest rating categories (AA or higher by S&P or Fitch or Aa or higher by Moody’s) or, if unrated, were determined by the adviser to be of comparable quality. The Fund previously could invest up to 30% of its net assets in municipal securities that were rated A at the time of purchase, or, if unrated, determined by the adviser to be of comparable quality.

20

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2016

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (Shares) of the Fund unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by American Stock Transfer & Trust Company, LLC, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

21

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2016

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of December 31, 2016, Fund records indicate that there are 2 registered shareholders and approximately 4,399 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EXD.

22

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2016

Management and Organization

Fund Management.  The Trustees of Eaton Vance Tax-Advantaged Bond and Option Strategies Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 177 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2017. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 177 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Fund.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Class I Trustee	Until 2017. Trustee since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., LLC (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand LLP (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997). Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds effective September 30, 2017.

Directorships in the Last Five Years.(2) None.

Mark R. Fetting(3) 1954	Class III Trustee	Until 2019. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Class I Trustee	Until 2017. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Class II Trustee	Until 2018. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

23

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Valerie A. Mosley 1960	Class III Trustee	Until 2019. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Class II Trustee	Until 2018. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Class III Trustee	Until 2019. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Class II Trustee	Until 2018. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Class II Trustee	Until 2018. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Class III Trustee	Until 2019. Trustee since 2005.

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006). Consistent with the Trustee retirement policy, Mr. Verni is currently expected to retire as a Trustee of all Eaton Vance funds effective July 1, 2017.

Directorships in the Last Five Years.(2) None.

24

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Scott E. Wennerholm(3) 1959	Class I Trustee	Until 2017. Trustee since 2016.

Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Fund	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

25

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer and Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct AST, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its outstanding common shares as of the approved date in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

26

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Sub-Adviser

Parametric Portfolio Associates LLC

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

4583     12.31.16

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has amended the code of ethics as described in Form N-CSR during the period covered by this report to make clarifying changes consistent with Rule 21F-17 of the Securities Exchange Act of 1934, as amended. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief

Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) prohibits an accounting firm, such as the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Based on information provided to the Audit Committee of the Board of Trustees (the “Audit Committee”) of the Eaton Vance family of funds by D&T, certain relationships between D&T and its affiliates (“Deloitte Entities”) and its lenders who are record owners of shares of one or more funds within the Eaton Vance family of funds (the “Funds”) implicate the Loan Rule, calling into question D&T’s independence with respect to the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as D&T’s conclusions concerning D&T’s objectivity and impartiality with respect to the audits of the Funds.

D&T advised the Audit Committee of its conclusion that, in light of the facts surrounding its lending relationships, D&T’s objectivity and impartiality in the planning and conduct of the audits of the Funds financial statements will not be compromised, D&T is in a position to continue as the auditor for the Funds and no actions need to be taken with respect to previously issued reports by D&T. D&T has advised the Audit Committee that these conclusions were based in part on the following considerations: (1) Deloitte Entity personnel responsible for managing the lending relationships have had no interactions with the audit engagement team; (2) the lending relationships are in good standing and the principal and interest payments are up-to-date; (3) the lending relationships are not significant to the Deloitte Entities or to D&T.

On June 20, 2016, the U.S. Securities and Exchange Commission (the “SEC”) issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016) (the “No-Action Letter”)) related to the auditor independence issue described above. In the No-Action Letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to certain lending relationships; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. Based on information provided by D&T, the requirements of the No-Action Letter appear to be met with respect to D&T’s lending relationships described above. After giving consideration to the guidance provided in the No-Action Letter, D&T affirmed to the Audit Committee that D&T is an independent accountant with respect to the Funds within the meaning of the rules and standards of the PCAOB and the securities laws and regulations administered by the SEC. The SEC has indicated that the no-action relief will expire 18 months from its issuance.

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2015 and December 31, 2016 by D&T for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	12/31/15	12/31/16
Audit Fees	$47,584	$46,610
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,013	$9,103
All Other Fees(3)	$0	$0

Total	$56,597	$55,713

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended December 31, 2015 and December 31, 2016; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	12/31/15	12/31/16
Registrant	$9,013	$9,103
Eaton Vance(1)	$56,434	$46,000

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. Ralph F. Verni (Chair), Scott E. Eston, George J. Gorman, William H. Park and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Fund. EVM has engaged its affiliate, Parametric Portfolio Associates LLC (“Parametric”), as the sub-adviser of the Fund. Brian C. Barney, Devin J. Cooch, James H. Evans, Kenneth Everding and Jonathan Orseck comprise the investment team responsible for the overall and day-to-day management of the Fund’s investments.

Mr. Barney is a Vice President of EVM, is the Director of Institutional Portfolio Strategies and has been a portfolio manager of the Fund since December 2015. Mr. Cooch is a Vice President of EVM and has been a portfolio manager of the Fund since December 2015. Mr. Evans is a Vice President of EVM, is the Director of Tax Advantaged Bond Strategies and has been a portfolio manager of the Fund since June 2010. Mr. Everding is a Vice President, is the Managing Director-Research at Parametric’s Westport Investment Center and has been a portfolio manager of the Fund since June 2010. Mr. Orseck is a Vice President, is the Managing Director-Operations at Parametric’s Westport Investment Center and has been a portfolio manager of the Fund since June 2010. Messrs. Barney, Cooch, Evans, Everding and Orseck have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Brian C. Barney

Registered Investment Companies	6	$1,639.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	25	$1,835.1	0	$0

Devin J. Cooch

Registered Investment Companies	3	$645.2	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	20	$768.3	0	$0

James H. Evans

Registered Investment Companies	6	$1,639.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Kenneth Everding

Registered Investment Companies	2	$200.1		0	$0
Other Pooled Investment Vehicles	0	$0		0	$0
Other Accounts	527	$4,391.3	(1)	0	$0

Jonathan Orseck

Registered Investment Companies	2	$200.1		0	$0
Other Pooled Investment Vehicles	0	$0		0	$0
Other Accounts	527	$4,391.3	(1)	0	$0

(1)	For “Other Accounts” that are part of a wrap account program, the number of accounts is the number of sponsors for which the portfolio manager provides advisory services rather than the number of individual customer accounts within each wrap account program.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Brian C. Barney	None
Devin J. Cooch	None
James H. Evans	None
Kenneth Everding	None
Jonathan Orseck	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser or the sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. EVM and Parametric have adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s and sub-adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corp.’s (“EVC’s”) nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe ratio (Sharpe ratio uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash bonus to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Compensation Structure for Parametric

Compensation of Parametric portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) a cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC nonvoting common stock, restricted shares of EVC nonvoting common stock and, for certain individuals, grants of profit participation interests in Parametric. Parametric investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric investment professionals is reviewed primarily on an annual basis. Stock-based compensation awards and adjustments in base salary and bonus are typically paid and/or put into effect at or shortly after fiscal year-end.

Method to Determine Compensation. Parametric seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and EVC, its parent company. Cash bonuses available overall are determined based on a target percentage of Parametric profits. While the salaries of Parametric portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in financial performance and other factors.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from
Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	February 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	February 27, 2017

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	February 27, 2017